Exhibit 99.1

Nerdy to Become Public Company via Business Combination with TPG Pace Tech Opportunities

-	Nerdy’s direct-to-consumer, gig economy platform is transforming how people learn as digital disruption accelerates market expansion

-	Nerdy to benefit from additional capital to build on significant momentum and further accelerate growth

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Transaction values Nerdy at a $1.7 billion market capitalization; provides up to $750 million in cash proceeds, including a fully committed PIPE of $150 million, forward purchase agreements of $150 million and up to $450 million held in TPG Pace Tech Opportunities’ trust account

-	PIPE includes funds and accounts managed by top-tier institutional investors, including Franklin Templeton, Healthcare of Ontario Pension Plan, Koch Industries and Learn Capital

-	Existing investors, including TCV, Learn Capital, Chan Zuckerberg Initiative and existing management, expected to retain a more than 50 percent ownership stake in the Company

-	Nerdy to be listed on the NYSE following close expected early Q2-2021

SAN FRANCISCO & ST. LOUIS, Jan. 29, 2021 – (BUSINESS WIRE) — Nerdy Inc. (“the Company” or “Nerdy”), a leading direct-to-consumer, curated gig economy platform for live online learning benefiting both learners and experts, has entered into an agreement to become a public company through a business combination with TPG Pace Tech Opportunities (NYSE: PACE), a publicly traded special purpose acquisition company.

Nerdy has built a comprehensive online learning destination that enables the delivery of scaled, high-quality live learning for people of all ages across thousands of subjects and multiple learning formats. Nerdy’s multi-format learning destination covers more than 3,000 subjects and includes one-on-one instruction, live small and large group classes and adaptive self-study tools. Nerdy’s proprietary platform leverages AI and a rich database of past learning interactions to source, evaluate and match top experts to learners ensuring a high-quality experience on both sides of the network. Nerdy’s marketplace offers experts flexibility and collaborative tools for connecting with learners, and the opportunity to earn income from the convenience of home.

“We have built a proprietary AI-driven multi-format learning destination, leveraging the strong foundation of our flagship business, Varsity Tutors, one of the nation’s leading platforms for live online tutoring,” said Chuck Cohn, Founder, Chairman and Chief Executive Officer of Nerdy. “What is so unique about what we have done is scale quality across thousands of subjects, multiple learning formats and tens of thousands of experts. Our direct-to-consumer, curated gig economy model allows us to deliver a high-quality learning experience at scale. We’re transforming how people learn at all age levels, from kindergarten to professional. With our new partners at TPG, we anticipate further investing in growth and expanding the breadth and reach of our platform.”

“TPG has a proven track record of helping high-growth, disruptive technology companies like Nerdy successfully transition to the public equity markets,” said Karl Peterson, Chairman of TPG Pace Tech Opportunities and Managing Partner of TPG Pace Group. “Our experience identifying markets at inflection points and supporting disruptive high-growth companies, as well as our extensive public market experience, enables us to aid Nerdy in its growth journey. Nerdy is poised to breakout as it disrupts a large market where online adoption has lagged. We look forward to collaborating with Chuck and the talented Nerdy team in their transition to the public equity markets.”

TPG also has deep experience in enabling marketplace businesses to scale and transitioning companies from the private to public market, having helped take 56 companies public since 2011, including Airbnb, Spotify and Uber. With that expertise, the firm launched the TPG Pace Group in 2015 to sponsor SPACs and other permanent capital solutions for companies driving positive change and has successfully completed five SPAC IPOs to date.

“Nerdy is a leading gig economy marketplace delivering live personalized learning at scale,” said Greg Mrva, President of TPG Pace Tech Opportunities. “Nerdy’s product expansion and focus on scaling quality through AI and machine learning, combined with the powerful network effect benefits of its unique network of both experts and learners is driving outstanding momentum through accelerated user and engagement growth.”

“Online learning has reached a tipping point, similar to where e-commerce was 15 years ago,” said Rob Hutter, Managing Partner at Learn Capital. “Advancements in technology have made it possible to shift the approximately $1.3 trillion global direct-to-consumer learning market from offline to online. We’re further augmenting our investment in Nerdy to help expand their online market leadership position and fundamentally change how people learn.”

In addition to paid products, Nerdy offers free live large-format online classes that are interactive and can accommodate from 500 to 50,000 learners. In 2020, over 500,000 learners experienced over three million hours of free live online instruction, including classes taught by celebrity scientists, astronauts and wildlife experts at no cost to learners. Nerdy’s library of hundreds of thousands of online diagnostic tests and practice problems are offered completely free for learners to improve their knowledge.

The breadth of Nerdy’s platform enables long-term relationships with cross format engagement across the entirety of the learning lifecycle – resulting in high customer satisfaction as evidenced by Nerdy’s 68 NPS. Nerdy’s core paid solutions and free resources improve access and lower cost barriers to accessing high-quality instruction. Nerdy is committed to transforming how people learn through technology and making high-quality personalized learning accessible to all.

Nerdy’s annualized revenue surpassed $120 million in the second half of 2020. In the fourth quarter of 2020, the company achieved 87% online revenue growth, 59% online paid active learner growth and 169% paid online sessions growth, year over year.

The business combination values Nerdy at a post-money equity value of approximately $1.7 billion. Upon closing of the transaction, and assuming no redemptions by TPG Pace Tech Opportunities stockholders, Nerdy is expected to have approximately $300 million in cash.

The company is expected to become a public company with significant growth capital, including a fully committed PIPE, which includes leading institutional investors Franklin Templeton, Healthcare of Ontario Pension Plan, Koch Industries and Learn Capital. Mr. Cohn and other company management will remain as significant stockholders in the company, with Mr. Cohn remaining the largest individual stockholder.

TPG Pace Tech Opportunities raised $450 million through an initial public offering along with $150 million of forward purchase agreements for the purpose of entering into a merger, stock purchase or similar business combination with one or more businesses. Upon closing of the transaction, TPG Pace Tech Opportunities will redomicile as a Delaware corporation and be renamed Nerdy, Inc. Its shares of Class A common stock and warrants are expected to be listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “NRDY” and “NRDY WS,” respectively. Upon closing, Nerdy is expected to have a seven-person board composed of a majority independent directors and will continue to be led by Nerdy’s existing management team, which brings deep technology, consumer brand and e-commerce experience.

Cash proceeds raised in the transaction will be used to fund operations, support growth and expand the Nerdy platform.

The transaction is subject to approval by TPG Pace Tech Opportunities shareholders and other customary closing conditions. The transaction is expected to close in early Q2-2021.

Advisors

Goldman Sachs & Co. LLC acted as exclusive financial advisor to Nerdy. Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Barclays Capital Inc. and TPG Capital BD, LLC acted as financial advisors, capital markets advisors and PIPE placement agents to TPG Pace Tech Opportunities. Goodwin Procter LLP acted as the legal advisor to Nerdy and Vinson & Elkins L.L.P. acted as the legal advisor to TPG Pace Tech Opportunities.

Investor Webcast and Presentation Information

At 10:00 am EST on January 29, 2021, TPG Pace Tech Opportunities will be holding an investor conference call. For those who wish to participate, the domestic toll-free access number is +1 833-470-1428 and the international access number is +1 404-975-4839. Once connected with the operator, please provide the Conference ID number of 529461 and request access to the Nerdy Transaction Announcement Investor Call.

A replay of the call will also be available from 6:00 pm EST on January 29, 2021 to 11:59 pm EST on February 28, 2021. To access the replay, go to https://www.netroadshow.com/ and enter the Entry Code: digital129.

All investor materials, including a copy of the investor presentation, can be found at https://www.tpg.com/pace-tech-opportunities.

About Nerdy

Nerdy is a leading curated gig economy and direct-to-consumer platform for learning and live online instruction. Nerdy’s mission is to transform the way people learn through technology. The Company’s purpose-built proprietary platform leverages AI to connect learners of all ages to experts and deliver superior value on both sides of the network. Nerdy’s comprehensive learning destination provides learning experiences across 3,000+ subjects and multiple formats — including 1:1 tutoring, small and large live group classes and asynchronous self-study. Nerdy’s flagship business is Varsity Tutors, one of the nation’s largest platforms for live online tutoring and classes. Learn more about Nerdy at https://www.nerdy.com/.

About TPG

TPG is a leading global alternative asset firm founded in 1992 with approximately $85 billion of assets under management and offices in Austin, Beijing, Fort Worth, Hong Kong, London, Luxembourg, Melbourne, Moscow, Mumbai, New York, San Francisco, Seoul, Singapore and Washington, DC. TPG’s investment platforms are across a wide range of asset classes, including private equity, growth equity, real estate and public equity. TPG aims to build dynamic products and options for its investors while also instituting discipline and operational excellence across the investment strategy and performance of its portfolio. For more information, visit www.tpg.com or Twitter @TPG.

About TPG Pace Group and TPG Pace Tech Opportunities

TPG Pace Group is TPG’s dedicated permanent capital platform. TPG Pace Group has a long-term, patient and highly flexible investor base, allowing it to seek compelling opportunities that will thrive in the public markets. TPG Pace Group has sponsored five special purpose acquisition companies (“SPACs”) and raised more than $3 billion since 2015.

TPG Pace Tech Opportunities is a publicly listed (NYSE: PACE) special purpose acquisition company, which raised $450 million in its October 2020 IPO along with $150 million of forward purchase agreements in order to seek a business combination with a leading technology company that complements the experience and expertise of our management team and TPG and is a business that TPG’s transformative operating skills and strategic advice can help improve. For more information, visit https://www.tpg.com/pace-tech-opportunities.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except in a transaction exempt from registration under the Securities Act or by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and applicable regulations in the Cayman Islands.

Important Information for Investors and Shareholders

In connection with the proposed business combination, TPG Pace Tech Opportunities will file a registration statement on Form S-4 and the related proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). Additionally, TPG Pace Tech Opportunities will file other relevant materials with the SEC in connection with the proposed business combination. The materials to be filed by TPG Pace Tech Opportunities with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Investors and security holders of TPG Pace Tech Opportunities are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination.

Participants in the Solicitation

TPG Pace Tech Opportunities, Nerdy and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TPG Pace Tech Opportunities in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of TPG Pace Tech Opportunities’ executive officers and directors in the solicitation by reading TPG Pace Tech Opportunities’ initial public offering prospectus, which was filed with the SEC on October 8, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Other information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed business combination, TPG Pace Tech Opportunities’ ability to consummate the transaction, the benefits of the transaction and TPG Pace Tech Opportunities’ future financial performance following the transaction, as well as TPG Pace Tech Opportunities’ strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, TPG Pace Tech Opportunities disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof or any new information. TPG Pace Tech Opportunities cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of TPG Pace Tech Opportunities. These risks include, but are not limited to, (1) the inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) any inability of Nerdy to adequately protect its intellectual property; (4) any security breaches, loss of data or other disruptions; (5) any loss of key employees, including Nerdy’s Founder, Chairman and Chief Executive Officer; (6) effects on TPG Pace Tech Opportunities’ public securities’ liquidity and trading; (7) the market’s reaction to the proposed business combination; (8) the lack of a market for TPG Pace Tech Opportunities’ securities; (9) TPG Pace Tech Opportunities’ financial performance following the proposed business combination; (10) costs related to the proposed business combination; (11) changes in applicable laws or regulations; (12) the possibility that the novel coronavirus (“COVID-19”) may hinder TPG Pace Tech Opportunities’ ability to consummate the business combination; (13) the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows of TPG Pace Tech Opportunities or Nerdy; (14) the possibility that TPG Pace Tech Opportunities or Nerdy may be adversely affected by other economic, business and/or competitive factors; and (15) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by TPG Pace Tech Opportunities. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact TPG Pace Tech Opportunities’ expectations and projections can be found in TPG Pace Tech Opportunities’ initial public offering prospectus, which was filed with the SEC on October 8, 2020. In addition, TPG Pace Tech Opportunities’ periodic reports and other SEC filings are available publicly on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION ABOUT THE BUSINESS COMBINATION AND WHERE TO FIND IT

A full description of the terms of the proposed business combination will be provided in a registration statement on Form S-4 to be filed with the SEC by Nerdy that will include a proxy statement for the stockholders of TPG Pace Tech Opportunities that also constitutes a prospectus of Nerdy. TPG Pace Tech Opportunities urges investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about TPG Pace Tech Opportunities, Nerdy and the business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of TPG Pace Tech Opportunities as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain a copy of the proxy statement/prospectus, without charge, by directing a request to: TPG Pace Tech

Opportunities, 301 Commerce St., Suite 3300, Fort Worth, TX 76102. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Contacts

Nerdy Inc.

Adam Weber

(513) 254-8779

press@nerdy.com

TPG/TPG Pace

Luke Barrett

(415) 743-1550

media@tpg.com

Tom Johnson / Sheila Ennis

Abernathy MacGregor

(917) 747-6990 / (510) 604-8027

tbj@abmac.com / sbe@abmac.com